                                                                    Exhibit 99.2

                            Joint Filers' Signatures

WARBURG PINCUS PRIVATE EQUITY (E&P)
XI-A (BRIGHAM), LLC

By:  Warburg Pincus Private Equity (E&P) XI-
     A, L.P., its sole member
By:  Warburg Pincus (E&P) XI, L.P., its general
     partner
By:  Warburg Pincus (E&P) XI LLC, its general
     partner
By:  Warburg Pincus Partners (E&P) XI LLC, its
     sole member
By:  Warburg Pincus Partners II (US), L.P., its
     managing member
By:  Warburg Pincus & Company US, LLC, its
     general partner

/s/ Robert B. Knauss                              Date: April 17, 2019
---------------------------------------------           ------------------------
Name: Robert B. Knauss
Title: Authorized Signatory

WARBURG PINCUS PRIVATE EQUITY (E&P)
XI-A, L.P.

By:  Warburg Pincus (E&P) XI, L.P., its general
     partner
By:  Warburg Pincus (E&P) XI LLC, its general
     partner
By:  Warburg Pincus Partners (E&P) XI LLC, its
     sole member
By:  Warburg Pincus Partners II (US), L.P., its
     managing member
By:  Warburg Pincus & Company US, LLC, its
     general partner

/s/ Robert B. Knauss                              Date: April 17, 2019
---------------------------------------------           ------------------------
Name: Robert B. Knauss
Title: Authorized Signatory

WARBURG PINCUS XI (E&P) PARTNERS-A
(BRIGHAM), LLC

By:  Warburg Pincus XI (E&P) Partners - A,
     L.P., its sole member
By:  Warburg Pincus (E&P) XI, L.P., its general
     partner
By:  Warburg Pincus (E&P) XI LLC, its general
     partner
By:  Warburg Pincus Partners (E&P) XI LLC, its
     sole member
By:  Warburg Pincus Partners II (US), L.P., its
     managing member
By:  Warburg Pincus & Company US, LLC, its
     general partner

/s/ Robert B. Knauss                              Date: April 17, 2019
---------------------------------------------           ------------------------
Name: Robert B. Knauss
Title: Authorized Signatory

WARBURG PINCUS XI (E&P) PARTNERS - A,
     L.P.

By:  Warburg Pincus (E&P) XI, L.P., its general
     partner
By:  Warburg Pincus (E&P) XI LLC, its general
     partner
By:  Warburg Pincus Partners (E&P) XI LLC, its
     sole member
By:  Warburg Pincus Partners II (US), L.P., its
     managing member
By:  Warburg Pincus & Company US, LLC, its
     general partner

/s/ Robert B. Knauss                              Date: April 17, 2019
---------------------------------------------           ------------------------
Name: Robert B. Knauss
Title: Authorized Signatory

WARBURG PINCUS XI (E&P) PARTNERS-B
(BRIGHAM), LLC

By:  Warburg Pincus XI (E&P) Partners - B,
     L.P., its sole member
By:  Warburg Pincus (E&P) XI, L.P., its general
     partner
By:  Warburg Pincus (E&P) XI LLC, its general
     partner
By:  Warburg Pincus Partners (E&P) XI LLC, its
     sole member
By:  Warburg Pincus Partners II (US), L.P., its
     managing member
By:  Warburg Pincus & Company US, LLC, its
     general partner

/s/ Robert B. Knauss                              Date: April 17, 2019
---------------------------------------------           ------------------------
Name: Robert B. Knauss
Title: Authorized Signatory

WP BRIGHAM HOLDINGS, L.P.

By:  Warburg Pincus (E&P) XI, L.P., its general
     partner
By:  Warburg Pincus (E&P) XI LLC, its general
     partner
By:  Warburg Pincus Partners (E&P) XI LLC, its
     sole member
By:  Warburg Pincus Partners II (US), L.P., its
     managing member
By:  Warburg Pincus & Company US, LLC, its
     general partner

/s/ Robert B. Knauss                              Date: April 17, 2019
---------------------------------------------           ------------------------
Name: Robert B. Knauss
Title: Authorized Signatory

WARBURG PINCUS (E&P) XI, L.P.

By:  Warburg Pincus (E&P) XI LLC, its general
     partner
By:  Warburg Pincus Partners (E&P) XI LLC, its
     sole member
By:  Warburg Pincus Partners II (US), L.P., its
     managing member
By:  Warburg Pincus & Company US, LLC, its
     general partner

/s/ Robert B. Knauss                              Date: April 17, 2019
---------------------------------------------           ------------------------
Name: Robert B. Knauss
Title: Authorized Signatory

WARBURG PINCUS PARTNERS (E&P) XI LLC

By:  Warburg Pincus Partners II (US), L.P., its
     managing member
By:  Warburg Pincus & Company US, LLC, its
     general partner

/s/ Robert B. Knauss                              Date: April 17, 2019
---------------------------------------------           ------------------------
Name: Robert B. Knauss
Title: Authorized Signatory

WARBURG PINCUS (E&P) ENERGY LLC

By:  Warburg Pincus Partners II (US), L.P., its
     managing member
By:  Warburg Pincus & Company US, LLC, its
     general partner

/s/ Robert B. Knauss                              Date: April 17, 2019
---------------------------------------------           ------------------------
Name: Robert B. Knauss
Title: Authorized Signatory

WARBURG PINCUS (E&P) ENERGY GP, L.P.

By:  Warburg Pincus (E&P) Energy LLC, its general
     partner
By:  Warburg Pincus Partners II (US), L.P., its
     managing member
By:  Warburg Pincus & Company US, LLC, its
     general partner

/s/ Robert B. Knauss                              Date: April 17, 2019
---------------------------------------------           ------------------------
Name: Robert B. Knauss
Title: Authorized Signatory

WP ENERGY BRIGHAM HOLDINGS, L.P.

By:  Warburg Pincus (E&P) Energy GP, L.P., its
     general partner
By:  Warburg Pincus (E&P) Energy LLC, its general
     partner
By:  Warburg Pincus Partners II (US), L.P., its
     managing member
By:  Warburg Pincus & Company US, LLC, its
     general partner

/s/ Robert B. Knauss                              Date: April 17, 2019
---------------------------------------------           ------------------------
Name: Robert B. Knauss
Title: Authorized Signatory

WP ENERGY PARTNERS BRIGHAM HOLDINGS,
L.P.

By:  Warburg Pincus (E&P) Energy GP, L.P., its
     general partner
By:  Warburg Pincus (E&P) Energy LLC, its general
     partner
By:  Warburg Pincus Partners II (US), L.P., its
     managing member
By:  Warburg Pincus & Company US, LLC, its
     general partner

/s/ Robert B. Knauss                              Date: April 17, 2019
---------------------------------------------           ------------------------
Name: Robert B. Knauss
Title: Authorized Signatory

WARBURG PINCUS ENERGY (E&P)-A (BRIGHAM),
LLC

By:  Warburg Pincus Energy (E&P)-A, L.P., its
     managing member
By:  Warburg Pincus (E&P) Energy GP, L.P., its
     general partner
By:  Warburg Pincus (E&P) Energy LLC, its general
     partner
By:  Warburg Pincus Partners II (US), L.P., its
     managing member
By:  Warburg Pincus & Company US, LLC, its
     general partner

/s/ Robert B. Knauss                              Date: April 17, 2019
---------------------------------------------           ------------------------
Name: Robert B. Knauss
Title: Authorized Signatory

WARBURG PINCUS ENERGY (E&P)-A, L.P.

By:  Warburg Pincus (E&P) Energy GP, L.P., its
     general partner
By:  Warburg Pincus (E&P) Energy LLC, its general
     partner
By:  Warburg Pincus Partners II (US), L.P., its
     managing member
By:  Warburg Pincus & Company US, LLC, its
     general partner

/s/ Robert B. Knauss                              Date: April 17, 2019
---------------------------------------------           ------------------------
Name: Robert B. Knauss
Title: Authorized Signatory

WARBURG PINCUS ENERGY (E&P) PARTNERS-A
(BRIGHAM), LLC

By:  Warburg Pincus Energy (E&P) Partners-A, L.P.,
     its managing member
By:  Warburg Pincus (E&P) Energy GP, L.P., its
     general partner
By:  Warburg Pincus (E&P) Energy LLC, its general
     partner
By:  Warburg Pincus Partners II (US), L.P., its
     managing member

By:  Warburg Pincus & Company US, LLC, its
     general partner

/s/ Robert B. Knauss                              Date: April 17, 2019
---------------------------------------------           ------------------------
Name: Robert B. Knauss
Title: Authorized Signatory

WARBURG PINCUS ENERGY (E&P) PARTNERS-A,
     L.P.

By:  Warburg Pincus (E&P) Energy GP, L.P., its
     general partner
By:  Warburg Pincus (E&P) Energy LLC, its general
     partner
By:  Warburg Pincus Partners II (US), L.P., its
     managing member

By:  Warburg Pincus & Company US, LLC, its
     general partner

/s/ Robert B. Knauss                              Date: April 17, 2019
---------------------------------------------           ------------------------
Name: Robert B. Knauss
Title: Authorized Signatory

WARBURG PINCUS ENERGY (E&P) PARTNERS-B
(BRIGHAM), LLC

By:  Warburg Pincus Energy (E&P) Partners-B, L.P.,
     its managing member
By:  Warburg Pincus (E&P) Energy GP, L.P., its
     general partner
By:  Warburg Pincus (E&P) Energy LLC, its general
     partner
By:  Warburg Pincus Partners II (US), L.P., its
     managing member
By:  Warburg Pincus & Company US, LLC, its
     general partner

/s/ Robert B. Knauss                              Date: April 17, 2019
---------------------------------------------           ------------------------
Name: Robert B. Knauss
Title: Authorized Signatory

WARBURG PINCUS PRIVATE EQUITY (E&P) XI
(BRIGHAM), LLC

By:  Warburg Pincus Private Equity (E&P) XI - B,
     L.P., its managing member

By:  Warburg Pincus (E&P) XI, L.P., its general
     partner
By:  Warburg Pincus (E&P) XI LLC, its general
     partner
By:  Warburg Pincus Partners (E&P) XI LLC, its sole
     member
By:  Warburg Pincus Partners II (US), L.P., its
     managing member
By:  Warburg Pincus & Company US, LLC, its
     general partner

/s/ Robert B. Knauss                              Date: April 17, 2019
---------------------------------------------           ------------------------
Name: Robert B. Knauss
Title: Authorized Signatory

WARBURG PINCUS PRIVATE EQUITY (E&P) XI -
     B, L.P.,

By:  Warburg Pincus (E&P) XI, L.P., its general
     partner
By:  Warburg Pincus (E&P) XI LLC, its general
     partner
By:  Warburg Pincus Partners (E&P) XI LLC, its sole
     member
By:  Warburg Pincus Partners II (US), L.P., its
     managing member
By:  Warburg Pincus & Company US, LLC, its
     general partner

/s/ Robert B. Knauss                              Date: April 17, 2019
---------------------------------------------           ------------------------
Name: Robert B. Knauss
Title: Authorized Signatory

WARBURG PINCUS (E&P) XI LLC

By:  Warburg Pincus Partners (E&P) XI LLC, its sole
     member
By:  Warburg Pincus Partners II (US), L.P., its
     managing member
By:  Warburg Pincus & Company US, LLC, its
     general partner

/s/ Robert B. Knauss                              Date: April 17, 2019
---------------------------------------------           ------------------------
Name: Robert B. Knauss
Title: Authorized Signatory

WARBURG PINCUS ENERGY (E&P) (BRIGHAM),
LLC

By:  Warburg Pincus Energy (E&P)-B, L.P., its
     managing member
By:  Warburg Pincus (E&P) Energy GP, L.P., its
     general partner
By:  Warburg Pincus (E&P) Energy LLC, its general
     partner
By:  Warburg Pincus Partners II (US), L.P., its
     managing member
By:  Warburg Pincus & Company US, LLC, its
     general partner

/s/ Robert B. Knauss                              Date: April 17, 2019
---------------------------------------------           ------------------------
Name: Robert B. Knauss
Title: Authorized Signatory

BRIGHAM PARENT HOLDINGS, L.P.

By:  Warburg Pincus (E&P) XI, L.P., its general
     partner
By:  Warburg Pincus (E&P) XI LLC, its general
     partner
By:  Warburg Pincus Partners (E&P) XI LLC, its sole
     member
By:  Warburg Pincus Partners II (US), L.P., its
     managing member
By:  Warburg Pincus & Company US, LLC, its
     general partner

/s/ Robert B. Knauss                              Date: April 17, 2019
---------------------------------------------           ------------------------
Name: Robert B. Knauss
Title: Authorized Signatory

WARBURG PINCUS PARTNERS II (US), L.P.

By:  Warburg Pincus & Company US, LLC,
     its general partner

/s/ Robert B. Knauss                              Date: April 17, 2019
---------------------------------------------           ------------------------
Name: Robert B. Knauss
Title: Authorized Signatory

WP ENERGY PARTNERS (E&P) (BRIGHAM),
LLC

By:  WP Energy Partners, L.P., its managing
     member
By:  Warburg Pincus Energy GP, L.P., its general
     partner
By:  WP Global LLC, its general partner
By:  Warburg Pincus Partners II, L.P., its
     managing member
By:  Warburg Pincus Partners GP LLC, its general
     partner
By:  Warburg Pincus & Co., its managing member

/s/ Robert B. Knauss                              Date: April 17, 2019
---------------------------------------------           ------------------------
Name: Robert B. Knauss
Title: Authorized Signatory

WARBURG PINCUS ENERGY (E&P) PARTNERS-B,
     L.P.
By:  Warburg Pincus (E&P) Energy GP, L.P., its
     general partner
By:  Warburg Pincus (E&P) Energy LLC, its general
     partner
By:  Warburg Pincus Partners II (US), L.P., its
     managing member
By:  Warburg Pincus & Company US, LLC, its
     general partner

/s/ Robert B. Knauss                              Date: April 17, 2019
---------------------------------------------           ------------------------
Name: Robert B. Knauss
Title: Authorized Signatory

WARBURG PINCUS PARTNERS II, L.P.

By: Warburg Pincus Partners GP LLC, its general partner
By: Warburg Pincus & Co., its managing member

By: /s/ Robert B. Knauss                              Date: April 17, 2019
    ---------------------------------------------           --------------------
    Name: Robert B. Knauss
    Title: Authorized Signatory

WARBURG PINCUS PARTNERS GP LLC

By: Warburg Pincus & Co., its managing member

By: /s/ Robert B. Knauss                              Date: April 17, 2019
    ---------------------------------------------           --------------------
    Name: Robert B. Knauss
    Title: Authorized Signatory

WARBURG PINCUS & CO.

/s/ Robert B. Knauss                              Date: April 17, 2019
---------------------------------------------           ------------------------
Name: Robert B. Knauss
Title: Authorized Signatory

WARBURG PINCUS & CO US, LLC

/s/ Robert B. Knauss                              Date: April 17, 2019
---------------------------------------------           ------------------------
Name: Robert B. Knauss
Title: Authorized Signatory

WARBURG PINCUS LLC

/s/ Robert B. Knauss                              Date: April 17, 2019
---------------------------------------------           ------------------------
Name: Robert B. Knauss
Title: Authorized Signatory

WARBURG PINCUS XI (E&P) PARTNERS - B,
     L.P.

By:  Warburg Pincus (E&P) XI, L.P., its general
     partner
By:  Warburg Pincus (E&P) XI LLC, its general
     partner
By:  Warburg Pincus Partners (E&P) XI LLC, its
     sole member
By:  Warburg Pincus Partners II (US), L.P., its
     managing member
By:  Warburg Pincus & Company US, LLC, its
     general partner

/s/ Robert B. Knauss                              Date: April 17, 2019
---------------------------------------------           ------------------------
Name: Robert B. Knauss
Title: Authorized Signatory

CHARLES R. KAYE

By: /s/ Robert B. Knauss                          Date: April 17, 2019
    -----------------------------------------           ------------------------
    Name: Charles R. Kaye
    By: Robert B. Knauss, Attorney-in-Fact*

JOSEPH P. LANDY

By: /s/ Robert B. Knauss                          Date: April 17, 2019
    -----------------------------------------           ------------------------
    Name: Joseph P. Landy
    By: Robert B. Knauss, Attorney-in-Fact*

--------------------
* The Power of Attorney given by each of Mr. Kaye and Mr. Landy was previously filed with the U.S. Securities and Exchange Commission on July 12, 2016 as an
exhibit to a beneficial ownership report on Schedule 13D filed by WP LLC with respect to WEX Inc. and is hereby incorporated by reference.